Exhibit 2.1

Wyoming

Wyoming Secretary of State
2020 Carey Avenue, Suite 700
Cheyenne, WY 82002-0020
Ph. 307.777.7311
Fax 307.777.5339
Email: Business@wyo.gov

WY Secretary of State
FILED: 04/20/2018 09:41 AM
ID: 2018-000799660

Foreign Profit Corporation
Articles of Domestication

Pursuant to W.S. 17-16-1801 the undersigned hereby applies for a Certificate of Domestication.

1. Corporation name:

Bellrose Capital, Inc.

2. Incorporated under the laws of: Nevada
(State of formation)

3. Date of incorporation: 05/16/2005
(mm/dd/yyyy)

4. Period of duration: Perpetual
(This is referring to the length of time the corporation intends to exist and not the length of time it has been in existence. The most common term used is "perpetual.")

5. Mailing address of the corporation:

650 California Street, 7th Floor San Francisco, CA 94108

6. Principal office address:

650 California Street, 7th Floor San Francisco, CA 94108

7. Name and physical address of its registered agent:
(The registered agent may be an individual resident in Wyoming or a domestic or foreign business entity authorized to transact business in Wyoming. ***The registered agent must have a physical address in Wyoming.*** *If the registered office includes a suite number, it must be included in the registered office address. A Drop Box is not acceptable. A PO Box is acceptable if listed* ***in addition to a physical address.****)*

Name: ISL, INC.

Address: 1920 Thomas Avenue, Suite 610, Cheyenne, WY 82001

(If mail is received at a Post Office Box, please list above ***in addition to the physical address.****)*

8. Purpose or purposes of the corporation which it proposes to pursue in the transaction of business in Wyoming:

To pursue rightful business opportunities as a Wyoming corporation

Received
APR 16 2018
Secretary of State
Wyoming

FP-ArticlesDomestication - Revised February 2017

• 9. Names and usual business addresses of its current officers and directors: Office Address President !MICHAEL B. CAO 11920 Thomas Avenue, Suite 610, Cheyenne, WY 82001 Vice President._! _, Secretary , j M - I C - H A - E - L 8 - . - C A - O - ---- . ! 1 ; 9 2 ; 0 T ; h = o = m = a = s = A = v e = n = u = e , = S = u = i t = e = 6 = 1 0 = , = C = h = e = y e = n = n = e = , W = = Y = 8 = 2 0 = 0 = 1 === Treasurer Director Director · !MICHAEL B. CAO BICHARD CHIANG IUMARKHON TOKHTABAEV l1920 Thomas Avenue, Suite 610, Cheyenne, WY 82001 11920 Thomas Avenue, Suite 610, Cheyenne, WY 82001 !1920 Thomas Avenue, Suite 610, Cheyenne, WY 82001 Director (Itemize by classes, par value of shares, shares without par value and series, if any, within a class.) 10. Aggregate number of shares or other ownership units which it has the authority to issue. 500,000,000 COMMON SHARES; 20,000,000 PREFERRED SHARES , ,,e_ '1, 6.0Dl 11. Aggregate number of issued shares or other ownership units. (Itemize by classes, par value ofshares, shares without par wlue and series, if any, within a class.) 202,476 COMMON SHARES; 10,000,000 PREFERRED SHARES I l>ftR VAUllS * 0.DD \ 12. The corporation accepts the constitution of the state of Wyoming in compliance with the requirement of Article 10, Section S of the Wyoming Constitution. Date:p'4/05/2018 (mntlddlyyyy) Title: !RECTOR Contact Person: EICHARD CHIANG Daytime Phone Number:l - (4 - 1 - 5}_7_1_3 - _6_95_7 1 Email:fh1ang8@gmail.com (Email provided will TIC4ive annual report reminders and.filing evidence) •May list multiple email addresses I ] P : OlJIRED ATTACHMENTS TQ INCLUDE WITH THE FILING : A certified copy of its original articles of Incorporation and all amendments currently certified within the last six (6) months by the proper officer of the state of formation . j The completed application must be accompanied by an original certificate of existence/good standing, dated ot more than thirty (30) days prior to tiling in Wyoming, duly authenticated by the Secretary of State or other oftic 1 al having custody of corporate records in the state of formation . I ti I I ti FP - ArticlesDomestication - Revised February 2017

2

Wyoming Secretary of State 2020 Carey Avenue, Suite 700 Cheyenne, WY 82002 - 0020 Ph. 307.777.7311 Fax 307.777.5339 Email: Business@wyo.gov JSL, INC . Consent to Appointment by Registered Agent I. registered office located at (name of registered agent) 1920 Thomas Avenue, Suite 610, Cheyenne, WY 82001 voluntarily consent to serve * (registered office phy.vical address, city, state & zip) . /sellrose Capital, Inc. as the registered agent for -------------------------------- ""' (name of business entity) I hereby certify that I am in compliance with the requirements of W.S. 17 - 28 - 101 through W.S. 17 - 28 - 11 l. Signature: ...Z: - - """ - -- '/clr"""' - ' )..... . _ , · . · 0,......,/J' - ' - - " b ' . 1 / . . · . . ' - ' - ,. _ (Shallbi'executed by the registered agellt.) Date: I 04/04/2018 (mm/dd{vyyJ, Print Name: I Uche Mba lnaytime Phone: l 1 - 800346 - 4646 - ·.. I Email: I radiv@incserv.com Title: I Assistant Secretary Registered Agent Mailing Address (if different than above): *If this is a current registered ae:ent chane:ing their ree:istered address on me, complete the following: Previous Registered Otlice(s): I hereby certify that: • After the changes are made, the street address of my registered office and business office will be identical. • This change affects every entity served by me and r have notified each entity of the registered office change. • r certify that the above information is correct and I am in compliance with the requirements ofW.S, 17 - 28 - 101 through w.s. 17 - 28 - 111. Signature: (Shall be executed by tfze registered agent.) RA.Consent - Revised October 2015 Date: I. _. (mmlddryyyy)

3

STATE OF NEVADA BARBARA K. CEGAVSKE S.a·•ltll'J· o/St• KIMBERLEY PERONDJ 0.pldJ•S•a.ltll')• /tt Co1n1M1 - cial a.cordinp Commercial Recordings Dlvl.rton 202 N. car.on street Car.on City, NV 89701 - 4201 Telephone (77J) 684 - J708 Fax(775)684 - 7138 OFFICE OF THE SECRETARY OF STATE Certified Copy April 6, 2018 Job Number: Reference Number: Expedite: Through Date: C20180405 - 0850 00010942256 - 69 The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State • s Office, Commercial Recordings Division listed on the attached report . Number of Pages Description DocumentNumber(s) 2 Pages/I Copies Articles oflnco:cporati.on 20050182107 - 46 1 Pages/I Copies Initial List 20050465491 - 96 I Pages/I Copies Amendment 20060096911 - 74 6 Pages/I Copies Merge In 20060113047 - 84 I Pages/I Copies Annual List 20060342435 - 39 I Pages/I Copies Annual List 20070370025 - 86 I Pages/I Copies Annual List 20080490392 - 87 I Pages/I Copies Registered Agent Change 20090407954 - 50 1 Pages/I Copies Annual List 20090879348 - 00 I Pages/I Copies Annual List 20100301856 - 56 1 Pages/I Copies Annual List 20110394941 - 64 1 Pages/I Copies Amendment 20120356727 - 85 2 Pages/I Copies Annual List 20120364261 - 27 1 Pages/I Copies Annual List 20130223954 - 41 2 Pages/I Copies Amended List 20130314023 - 19 I Pages/I Copies Amendment 20I30733313 - 06 1 Pages/I Copies Stock Split 20130733314 - 17 2 Pages/I Copies Amended List 20130734406 - 40 2 Pages/I Copies Annual List 20140359433 - 34 2 Pages/I Copies Annual List 20150226798 - 42 I Pages/I Copies Registered Agent Change 20150226799 - 53 2 Pages/I Copies Annual List 20160221973 - 93 2 Pages/I Copies Annual List 20170228806 - 36 Commerdal Recordlna Division 202N. Carson Street Carson City, Nevada 89701 - 4201 Telephone (775) 684 - 5708 Fax (775) 684 - 7138

4

Document Number(s) 20170426401 - 47 20l 70439425 - 97 Description Stock Split Certificate of Designation Number of Pages I Pages/I Copies 3 Pages/I Copies Respectfully, K - Barbara K. Cegavske Secretary of State Certified By: Christine Rakow Certificate Number: C20180405 - 0850

5

DEAN HELLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Incorporation
(PURSUANT TO NRS 78)

Filed in the office of	Document Number
Dean Heller	20050182107-46
Dean Heller Secretary of State State of Nevada	Filing Date and Time 05/16/2005 12:40 PM
	Entity Number E0320492005-3

Important: Read attached instructions before completing form. ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation: DEEP BLUE, INC.

2. Resident Agent Name and Street Address: (must be a Nevada address where process may be served)
Name: Kevin Kendrick
Street Address: 8886 Fort Crestwood Dr. City: Las Vegas, NEVADA Zip Code: 89129
Optional Mailing Address: 8370 W. Cheyenne Ave. # 109-204 City: Las Vegas, State: NV Zip Code: 89129

3. Shares: (number of shares corporation authorized to issue)
Number of shares with par value: 0 Par value: $____ Number of shares without par value: 1,000,000

4. Names & Addresses, of Board of Directors/Trustees: (attach additional page if there is more than 3 directors/trustees)
1. Name: Jeff Soto
Street Address: 406 Riverland Dr. City: Salem, State: VA Zip Code: 24153
2. Name: Nancy Ferguson
Street Address: 213 Marilyn Circle City: Cary, State: NC Zip Code: 27513
3. Name: Matthew S. Johnson
Street Address: 1845 M Street Apt 4 City: Washington, State: DC Zip Code: 20002

5. Purpose: (optional—see instructions)
The purpose of this Corporation shall be: Medical research + treatment

6. Names, Address and Signature of Incorporator: (attach additional page if there is more than 1 incorporator)
Name: Nancy Ferguson Signature: Nancy Ferguson
Address: 213 Marilyn Circle City: Cary, State: NC Zip Code: 27513

7. Certificate of Acceptance of Appointment of Resident Agent:
I hereby accept appointment as Resident Agent for the above named corporation.
see attached
Authorized Signature of R.A. or On Behalf of R.A. Company Date

This form must be accompanied by appropriate fees. See attached fee schedule.

Nevada Secretary of State Form 78 ARTICLES 2003
Revised on: 11/21/03

May 09 2005 2:23PM HP LASERJET FAX p.2
05/08/05 21:32 FAX 919 319 3631 KINKO'S 002

DEAN HELLER
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684 5708
Website: secretaryofstate.biz

Resident Agent Acceptance

General instructions for this form:

1. Please print legibly or type; Black Ink Only.
2. Complete all fields.
3. Ensure that document is signed in signature field.

ABOVE SPACE IS FOR OFFICE USE ONLY

In the matter of DEEP BLUE, INC.
(Name of business entity)

I, KEVIN KENDRICK,
(Name of resident agent)

hereby state that on 5/5/05 (Date) I accepted the appointment as resident agent for the above named business entity. The street address of the resident agent in this state is as follows:

8886 FORT CRESTWOOD DR.
Physical Street Address

Suite number

LAS VEGAS, NEVADA 89129
City Zip Code

Optional:

8370 W. Cheyenne Ave. 109-204
Additional Mailing Address Suite number

Las Vegas, NV 89129
City State Zip Code

Signature:

[signature]
Authorized Signature of R.A. or On Behalf of R.A. Company

5/05/05
Date

Nevada Secretary of State RA Acceptance 2003
Revised on 11/03/03

CHECK ONLY If APPLICABLE D This corporation is a publicly lraded corporation. The Central Index Key number is: D This publlcly traded corporallon Is not required lo have a Central Index Key number. N - " \ .!i .!SJ PRESIDENT (OR EQUIVALENT OF) . KEVIN KENDRICK CITY ST ZP ADDRESS ·LAS VEGAS NV 89129 . 6370 WEST CHE'fENNE AVE SUITE 109 - 204, USA 11 SECRETARY (OR EQUIVALENT OF) ""'1111 NANCY FERGUSON crrv ST ZIP ADDRESS .CARY NC 27153 213 MARILYN CIRCLE , USA Tl N .11!'!!:: TREASURER (OR EQUIVALENT OF) NANCY FERGUSON CITV ST ZIP ADDRESS . CARY •.NC . 27513 213 MARILYN CIRCLE , USA TITL E . C . . S J DIRECTOR NAIIAE JOHNSON MATT Cl"TV ST ZIP ADDFIESB CARY NC 27513 213 MARILYN CIRCLE , USA Document Number Filed in the office of 20050465491 - 96 - h,... - /,tL Dean Heller Secretary of State State ofNevada Filinsl>ate and rune 10/06/2005 1:58 PM Entity N'Ulllber E0320492005 - 3 , (PROf{f) NTIAL UST OF OFFICER DIRECTORS Atl> RESIDENT AGENT OF 19EEP BLUE, INC f4a111HI CllrpaalDlj FOATHEFLINGPEAIODOF 5/2005 To.5'200& The KEVIN KENDRICK 8886 FORT CRESTWOOD DRIVE LAS VEGAS, NV 89129 Ƒ CfECK90X IFYOUFIEQIJFE AFORMTO ll'OATEYOURFESIDENTAOENTIN'CRIATION tmpartanl. Read lnllNlltDnl - pi.ting andl'llknnl"9 11111 fonn. FLENUMBER • E0320492005 - 3 (Th1a .dOCJ,rem waa tfed·eleCIIOnlcally,J •.,,; !r.lt)'JE $!>AU •'5 foq 'll'Pa . '5: ON. 'I' 2 I IINlte N lllllllanll Clnc:1111 als:h a 1111 ol 0 - II llil lllnn. 1 Prilllortypan - and llllll - elhlrrealdlnceOf Dualnea, !Dr allollDllra llllddi - A PlallclMl,Saaelarv, T - .orequlilllenlolandallOINICIOIIIIIIII lie nanm Haw al ollcer... lorm Fafll MU. BE RE1URNED IF I.WSONED 3 A«imti.camplillldllllnWIIIIINI $125 00 Nng lee A$75.CII petiallJ 1111111 be adlllcl a, .... to 11111 IIU farlll 11r Ille 1U1 daf al 11r11 _.., lalml",1 ti. lllCDplllllilnollnllal nigts111D1 wtlll tllilollloe 4 M• JCIIIICIIICk payallla lO N ol SID va.. carmlklf CIIICIIwlll CINIIIH acenlllCIN 101r1111C1 DIIIR9II per NflS 71155. TD NaM1 lcefllllll mpy,encae al dllbnll$30 DD 8"I ljlpllljlll•NIRl:liln& s AllumNmmpldellllnn m: SaclalalyolSUN.2D2 Nlllth C.IOnS!Ntt. caana.,, NVll97D1401, (715) ... 5718 I Fam - be illllle paqe&alanol lhe 5eCNlllyol Slallonll' llllllnl Ille IMI 11., alllellllUnalllll lelllaMIVU. IIICDplllllbMN!lal ll!glltrallondilll. ll'allmak dilll II11D1 ICClpted II NCllpldale.) Fo11111 ,_IN! ... ,11111 dal8 wlll Ila Nllllmeel tar addllonal INI R pellalllll 1..,_ l!NI, ?Q it:fi t',;,,t l'!f If" - / t:,·,;ttr - 'i:il)i, ,1,llll1r ; ƒ llr'N - 1 rt ;•w/l•l't Ir.ii? •"IQ litf - 'il 11" - 'l(I - .:· !:ly (u.il .J!l:lii/W<f: lt <I f 'r.l.': - J:1,r.;, Llt l \ HB ;t;i') it!' 11m •r1.:,_.l!Jll t·IIIC j::,l'f .l'l'l" 1 1 , lliHB 2:l:1;1. C it - r.tt'O;J:r{ C IU!:,,,w !,, Kl'!cvtngl'f r,llt - ,t lfl''I '¥1lv. •,1 lr.tg,;!I t"1#114"1;11T ,;.v :.• :·t la •.:VI Olt:co lt'JI '(or,r,;111,Y C.t !: \ r11t,; >e Siglllbft of Ollcar KEVIIII KElliORICK TGI PRESIJENT 01119 10/6l2005 2:07:12 F!M .•.!'J.t,ij,;•. - .,.... ..... "!''!·•. :.. - :: J - ;flc :,:, ; - ;:::.... : :r :··:.. - -- ." ; ':!' · - '':'·t:"'i

8

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9

Feb 24 06 11:52a p.3
Feb 21 2006 12:26PM KENDRICK FAX 15153270017 p.1
Feb 17 06 02:48p p.2

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Filed in the office of	Document Number 20060113047-84
Dean Heller (signature) Dean Heller Secretary of State State of Nevada	Filing Date and Time 02/24/2006 10:24 AM
	Entity Number E0320492005-3

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 1

ABOVE SPACE IS FOR OFFICE USE ONLY

(Pursuant to Nevada Revised Statutes Chapter 92A)
(excluding 92A.200(4b))

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities, check box ☐ and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity.

VELOCITY INTERNATIONAL CORP.
Name of merging entity

COLORADO — Jurisdiction | CORPORATION — Entity type *

Name of merging entity

Jurisdiction | Entity type *

Name of merging entity

Jurisdiction | Entity type *

Name of merging entity

Jurisdiction | Entity type *

and,

DEEP BLUE, INC.
Name of surviving entity

NEVADA — Jurisdiction | CORPORATION — Entity type *

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

Filing Fee: $350.00

This form must be accompanied by appropriate fees.

Feb 24 06 11:52a p.4
Feb 21 2006 12:26PM KENDRICK FAX 15153270017 p.2
Feb 17 06 02:48p p.3

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 2

ABOVE SPACE IS FOR OFFICE USE ONLY

2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.190):

Attn:

c/o:

3) (Choose one)

☒ The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

☐ The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)

4) Owner's approval (NRS 92A.200)(options a, b, or c must be used, as applicable, for each entity) (if there are more than four merging entities, check box ☐ and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity):

(a) Owner's approval was not required from:

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.

Feb 24 06 11:52a p.5
Feb 21 2006 12:26PM KENDRICK FAX 15153270017 p.3
Feb 17 06 02:49p p.4

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 3

ABOVE SPACE IS FOR OFFICE USE ONLY

(b) The plan was approved by the required consent of the owners of *:

VELOCITY INTERNATIONAL CORP.
Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

DEEP BLUE, INC.
Name of surviving entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

This form must be accompanied by appropriate fees.

Feb 24 06 11:52a p.6
Feb 21 2006 12:26PM KENDRICK FAX 15153270017 p.4
Feb 17 06 02:49p p.5

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 4

ABOVE SPACE IS FOR OFFICE USE ONLY

(c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.

Nevada Secretary of State AM Merger 2003
Revised on: 10/03/05

Feb 24 06 11:52a p.7
Feb 21 2006 12:26PM KENDRICK FAX 15153270017 p.5
Feb 17 06 02:49p p.6

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 5

ABOVE SPACE IS FOR OFFICE USE ONLY

5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

6) Location of Plan of Merger (check a or b):

☐ (a) The entire plan of merger is attached;

or,

☒ (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) Effective date (optional)**:

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

This form must be accompanied by appropriate fees.

Feb 24 06 11:53a p.8
Feb 21 2006 12:26PM KENDRICK FAX 15153270017 p.6
Feb 17 06 02:49p p.7

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 6

ABOVE SPACE IS FOR OFFICE USE ONLY

3) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited partnership; A manager of each Nevada limited-liability company with managers or all the members if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*
(If there are more than four merging entities, check box ☐ and attach an 8 ½" x 11" blank sheet containing the required information for each additional entity.):

VELOCITY INTERNATIONAL CORP.
Name of merging entity

[signature] PRESIDENT 2/17/06
Signature Title Date

Name of merging entity

Signature Title Date

Name of merging entity

Signature Title Date

Name of merging entity

Signature Title Date

DEEP BLUE, INC.
Name of surviving entity

[signature] PRESIDENT 2/17/06
Signature Title Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

FILE NUMBER

E0320492005-3

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF

DEEP BLUE, INC.

(Name of Corporation)

FOR THE FILING PERIOD OF 5/2006 TO 5/2007

Filed in the office of	Document Number 20060342435-39
Dean Heller Secretary of State State of Nevada	Filing Date and Time 05/31/2006 8:30 AM
	Entity Number E0320492005-3

The corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is

KEVIN KENDRICK
8886 FORT CRESTWOOD DRIVE
LAS VEGAS, NV 89129

☐ CHECK BOX IF YOU REQUIRE A FORM TO UPDATE YOUR RESIDENT AGENT INFORMATION

(This document was filed electronically.)

THE ABOVE SPACE IS FOR OFFICE USE ONLY

Important: Read instructions before completing and returning this form.

1. Print or type names and addresses either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors and all directors must be named. Have an officer sign the form. FORM WILL BE RETURNED IF UNSIGNED
2. If there are additional directors attach a list of them to this form
3. Return the completed to" with the filing fee. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year
4. Make your check payable to the Secretary of State. Your cancelled check will constitute a certificate to transact business per NRS 78 155. To receive a certified copy, enclose an additional $30.00 and appropriate instructions
5. Return the completed form to Secretary of State, 202 North Carson Street, Carson City, NV 897014201, (775) 684-5708
6. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties

CHECK ONLY IF APPLICABLE

☐ This corporation is a publicly traded corporation. The Central Index Key number is:

☑ This publicly traded corporation is not required to have a Central Index Key number.

NAME	TITLE(S)		
KEVIN KENDRICK	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	CITY	St	Zip
8370 WEST CHEYENNE AVE SUITE 109-204, USA	LAS VEGAS	NV	89129
NAME	TITLE(S)		
NANCY FERGUSON	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	CITY	St	Zip
213 MARILYN CIRCLE , USA	CARY	NC	27153
NAME	TITLE(S)		
NANCY FERGUSON	TREASURER (OR EQUIVALENT OF)		
ADDRESS	CITY	St	Zip
213 MARILYN CIRCLE , USA	CARY	NC	27513
NAME	TITLE(S)		
JOHNSON MATT	DIRECTOR		
ADDRESS	CITY	St	Zip
213 MARILYN CIRCLE , USA	CARY	NC	27513

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239.330 it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State

X Signature of Officer
KEVIN KENDRICK

Title PRESIDENT

Date 5/31/2006 8:29:25 AM

FILE NUMBER

E0320492005-3

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF

DEEP BLUE, INC

(Name of Corporation)

FOR THE FILING PERIOD OF 5/2007 TO 5/2008

The corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is

KEVIN KENDRICK
8886 FORT CRESTWOOD DRIVE
LAS VEGAS, NV 89129

☐ CHECK BOX IF YOU REQUIRE A FORM TO UPDATE YOUR RESIDENT AGENT INFORMATION

Important: Read instructions before completing and returning this form.

Filed in the office of	Document Number
Ross Miller Secretary of State State of Nevada	20070370025-86
	Filing Date and Time 05/30/2007 11:23 AM
	Entity Number E0320492005-3

(This document was filed electronically.)

THE ABOVE SPACE IS FOR OFFICE USE ONLY

1. Print or type names and addresses either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors and all directors must be named Have an officer sign the form. FORM WILL BE RETURNED IF UNSIGNED
2. If there are additional directors attach a list of them to this form
3. Return the completed form with the filing fee. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year
4. Make your check payable to the Secretary of State. Your cancelled check will constitute a certificate to transact business per NRS 78.155. To receive a certified copy, enclose an additional $30.00 and appropriate instructions.
5. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, NV 897014201, (775) 884-5708
6. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties.

CHECK ONLY IF APPLICABLE

☐ This corporation is a publicly traded corporation. The Central Index Key number is:

☑ This publicly traded corporation is not required to have a Central Index Key number.

NAME	TITLE(S)		
KEVIN KENDRICK	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	CITY	St	Zip
8370 WEST CHEYENNE AVE SUITE 109-204, USA	LAS VEGAS	NV	89129
NAME	TITLE(S)		
NANCY FERGUSON	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	CITY	St	Zip
213 MARILYN CIRCLE , USA	CARY	NC	27153
NAME	TITLE(S)		
NANCY FERGUSON	TREASURER (OR EQUIVALENT OF)		
ADDRESS	CITY	St	Zip
213 MARILYN CIRCLE , USA	CARY	NC	27513
NAME	TITLE(S)		
JOHNSON MATT	DIRECTOR		
ADDRESS	CITY	St	Zip
213 MARILYN CIRCLE , USA	CARY	NC	27513

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239.330 it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Signature of Officer
KEVIN KENDRICK

Title PRESIDENT

Date 5/30/2007 11:21:59 AM

FILE NUMBER

E0320492005-3

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT OF

DEEP BLUE, INC.

(Name of Corporation)

FOR THE FILING PERIOD OF 5/2008 TO 5/2009

Filed in the office of	Document Number 20080490392-87
Ross Miller Secretary of State State of Nevada	Filing Date and Time 07/24/2008 4:37 AM
	Entity Number E0320492005-3

(This document was filed electronically.)

THE ABOVE SPACE IS FOR OFFICE USE ONLY

The corporation's duly appointed registered agent in the State of Nevada upon whom process can be served is

KEVIN KENDRICK
8886 FORT CRESTWOOD DRIVE
LAS VEGAS, NV 89129

☐ CHECK BOX IF YOU REQUIRE A FORM TO UPDATE YOUR REGISTERED AGENT INFORMATION

Important: Read instructions before completing and returning this form.

1. Print or type names and addresses either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors and all directors must be named. Have an officer sign the form. FORM WILL BE RETURNED IF UNSIGNED
2. If there are additional directors attach a list of them to this form.
3. Return the completed to" with the filing fee. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. Make your check payable to the Secretary of State. Your canceled check will constitute a certificate to transact business per NRS 78.155. To receive a certified copy, enclose an additional $30.00 and appropriate instructions.
5. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, NV 89701-4201, (775) 684-5708.
6. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties.

CHECK ONLY IF APPLICABLE

☐ This corporation is a publicly traded corporation. The Central Index Key number is:

☑ This publicly traded corporation is not required to have a Central Index Key number.

NAME	TITLE(S)		
KEVIN KENDRICK	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	CITY	St	Zip
8370 WEST CHEYENNE AVE SUITE 109-204, USA	LAS VEGAS	NV	89129
NAME	TITLE(S)		
NANCY FERGUSON	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	CITY	St	Zip
213 MARILYN CIRCLE , USA	CARY	NC	27153
NAME	TITLE(S)		
NANCY FERGUSON	TREASURER (OR EQUIVALENT OF)		
ADDRESS	CITY	St	Zip
213 MARILYN CIRCLE , USA	CARY	NC	27513
NAME	TITLE(S)		
JOHNSON MATT	DIRECTOR		
ADDRESS	CITY	St	Zip
213 MARILYN CIRCLE , USA	CARY	NC	27513

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239.330 it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Signature of Officer
KEVIN KENDRICK

Title PRESIDENT

Date 7/24/2008 4:50:20 AM

ROSS MILLER
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684 5708
Website: www.nvsos.gov

Statement of Change of Registered Agent by Represented Entity

(PURSUANT TO NRS 77.340)

Filed in the office of	Document Number 20090407954-50
Ross Miller, Secretary of State, State of Nevada	Filing Date and Time 05/07/2009 8:00 AM
	Entity Number E0320492005-3

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Entity as currently on file:

Deep Blue, Inc.

2. Entity File Number:

3. Type of information being changed by this statement: (check only one)

- [x] Change of Commercial Registered Agent
- [ ] Change of Name and Address of Noncommercial Registered Agent
- [ ] Change of Name, Title of Office or Other Position with Entity to whom service is to be sent and Address of the Business Office of that Person.

4. Information in effect upon the filing of this statement:

a) Commercial Registered Agent: (change requires a signed registered agent acceptance)

InCorp Services, Inc.

Name

b) Noncommercial Registered Agent: (change requires a signed registered agent acceptance)

Name

Street Address | City | Nevada | Zip Code

Mailing Address (if different from street address) | City | Nevada | Zip Code

c) Title of Office or Other Position with Entity:

Name of Title or Position

Street Address | City | Nevada | Zip Code

Mailing Address (if different from street address) | City | Nevada | Zip Code

5. Signature of Represented Entity: X [signature]

Authorized Signature

Date: Apr. 10/2009

6. I hereby accept appointment as Registered Agent for the above named Entity.

X [signature]

Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity

Date: March 4, 2009

FEE: $60.00

This form must be accompanied by appropriate fees.

Nevada Secretary of State Form RA Change by Entity
Effective 7-1-08

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT AND STATE BUSINESS LICENSE APPLICATION OF:

FILE NUMBER

E0320492005-3

DEEP BLUE, INC

NAME OF CORPORATION

FOR THE FILING PERIOD OF 5/2009 TO 5/2010

YOU MAY FILE THIS FORM ONLINE AT www.nvsos.gov

110101

The entity's duly appointed registered agent in the State of Nevada upon whom process can be served is

INCORP SERVICES, INC. (Commercial Registered Agent)
375 N STEPHANIE ST STE 1411
HENDERSON, NV 89014-8909 USA

A FORM TO CHANGE REGISTERED AGENT INFORMATION IS FOUND AT www.nvsos.gov

Filed in the office of	Document Number
	20090879348-00
Ross Miller	Filing Date and Time
Secretary of State	12/23/2009 8:55 AM
State of Nevada	Entity Number
	E0320492005-3

(This document was filed electronically.)

ABOVE SPACE IS FOR OFFICE USE ONLY

USE BLACK INK ONLY - DO NOT HIGHLIGHT

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

IMPORTANT: *Read instructions before completing and returning this form*

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An Officer must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the completed form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. Ordering Copies: If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A copy fee of $2.00 per page is required for each additional copy generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

CHECK ONLY IF APPLICABLE

☐ Pursuant to NRS, this corporation is exempt from the business license fee. Exemption code:

☐ Month and year your State Business License expires: 20

☐ This corporation is a publicly traded corporation. The Central Index Key number is:

☑ This publicly traded corporation is not required to have a Central Index Key number.

Section 7(2) Exemption Codes

001 - Governmental Entity
002 - 501(c) Nonprofit Entity
003 - Home-based Business
004 - Natural Person with 4 or less rental dwelling units
005 - Motion Picture Company
006 - NRS 680B.020 Insurance Co

NAME	TITLE(S)		
KEVIN KENDRICK	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
8370 WEST CHEYENNE AVE SUITE 109-204, USA	LAS VEGAS	NV	89129
NAME	TITLE(S)		
NANCY FERGUSON	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
213 MARILYN CIRCLE , USA	CARY	NC	27153
NAME	TITLE(S)		
NANCY FERGUSON	TREASURER (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
213 MARILYN CIRCLE , USA	CARY	NC	27513
NAME	TITLE(S)		
JOHNSON MATT	DIRECTOR		
ADDRESS	CITY	STATE	ZIP CODE
213 MARILYN CIRCLE , USA	CARY	NC	27513

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of sections 6 to 18 of AB 146 of the 2009 session of the Nevada Legislature and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X NANCY F FERGUSON

Signature of Officer

Title: SECRETARY

Date: 12/23/2009 8:52:58 AM

Nevada Secretary of State Annual List Profit
Revised 8-5-09

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT AND STATE BUSINESS LICENSE APPLICATION OF:

FILE NUMBER
E0320492005-3

DEEP BLUE, INC.

NAME OF CORPORATION

FOR THE FILING PERIOD OF 5/2010 TO 5/2011

YOU MAY FILE THIS FORM ONLINE AT www.nvsos.gov

110101

The entity's duly appointed registered agent in the State of Nevada upon whom process can be served is

INCORP SERVICES, INC. (Commercial Registered Agent)
375 N STEPHANIE ST STE 1411
HENDERSON, NV 89014-8909 USA

A FORM TO CHANGE REGISTERED AGENT INFORMATION IS FOUND AT www.nvsos.gov

Filed in the office of	Document Number 20100301856-56
Ross Miller, Secretary of State, State of Nevada	Filing Date and Time 05/03/2010 3:21 PM
	Entity Number E0320492005-3

(This document was filed electronically.)

ABOVE SPACE IS FOR OFFICE USE ONLY

USE BLACK INK ONLY - DO NOT HIGHLIGHT

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

***IMPORTANT:** Read instructions before completing and returning this form*

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An Officer must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the complete form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A copy fee of $2.00 per page is required for each additional copy generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

CHECK ONLY IF APPLICABLE

☐ Pursuant to NRS, this corporation is exempt from the business license fee. Exemption code:

☑ Month and year your State Business License expires: 0 5 20 1 0

☐ This corporation is a publicly traded corporation. The Central Index Key number is:

☐ This publicly traded corporation is not required to have a Central Index Key number.

Section 7(2) Exemption Codes
001 - Governmental Entity
002 - 501(c) Nonprofit Entity
003 - Home-based Business
004 - Natural Person with 4 or less rental dwelling units
005 - Motion Picture Company
006 - NRS 680B.020 Insurance Co.

NAME	TITLE(S)	ADDRESS	CITY	STATE	ZIP CODE
Kevin Kendrick	PRESIDENT (OR EQUIVALENT OF)	375 N. Stephanie St. - Suite 1411 , USA	Henderson	NV	89014-8909
Nancy Ferguson	SECRETARY (OR EQUIVALENT OF)	375 N. Stephanie St. - Suite 1411 , USA	Henderson	NV	89014-8909
Nancy Ferguson	TREASURER (OR EQUIVALENT OF)	375 N. Stephanie St. - Suite 1411 , USA	Henderson	NV	89014-8909
Matt Johnson	DIRECTOR	375 N. Stephanie St. - Suite 1411 , USA	Henderson	NV	89014-8909

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of sections 6 to 15 of AB 146 of the 2009 session of the Nevada Legislature and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Kevin Kendrick

Signature of Officer

Title: President

Date: 5/3/2010 3:21:58 PM

Nevada Secretary of State Annual List Profit
Revised: 8-5-09

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT AND STATE BUSINESS LICENSE APPLICATION OF:

FILE NUMBER

E0320492005-3

DEEP BLUE, INC.

NAME OF CORPORATION

FOR THE FILING PERIOD OF 5/2011 TO 5/2012

YOU MAY FILE THIS FORM ONLINE AT www.nvsos.gov

The entity's duly appointed registered agent in the State of Nevada upon whom process can be served is

INCORP SERVICES, INC. (Commercial Registered Agent)
2360 CORPORATE CIRCLE STE 400
HENDERSON, NV 89074-7722 USA

A FORM TO CHANGE REGISTERED AGENT INFORMATION IS FOUND AT www.nvsos.gov

110101

Filed in the office of	Document Number 20110394941-64
Ross Miller Secretary of State State of Nevada	Filing Date and Time 05/26/2011 3:32 PM Entity Number E0320492005-3

(This document was filed electronically.)

ABOVE SPACE IS FOR OFFICE USE ONLY

USE BLACK INK ONLY - DO NOT HIGHLIGHT

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

IMPORTANT: *Read instructions before completing and returning this form*

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An Officer must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the complete form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. Ordering Copies: If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A copy fee of $2.00 per page is required for each additional copy generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

CHECK ONLY IF APPLICABLE

☐ Pursuant to NRS, this corporation is exempt from the business license fee. Exemption code:

☐ Month and year your State Business License expires: 20

☑ This corporation is a publicly traded corporation. The Central Index Key number is:

☐ This publicly traded corporation is not required to have a Central Index Key number.

Section 7(2) Exemption Codes
001 - Governmental Entity
002 - 501(c) Nonprofit Entity
003 - Home-based Business
004 - Natural Person with 4 or less rental dwelling units
005 - Motion Picture Company
006 - NRS 680B.020 Insurance Co.

NAME	TITLE(S)		
Kevin Kendrick	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
375 N. Stephanie St. - Suite 1411 , USA	Henderson	NV	89014-8909
NAME	TITLE(S)		
Nancy Ferguson	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
375 N. Stephanie St. - Suite 1411 , USA	Henderson	NV	89014-8909
NAME	TITLE(S)		
Nancy Ferguson	TREASURER (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
375 N. Stephanie St. - Suite 1411 , USA	Henderson	NV	89014-8909
NAME	TITLE(S)		
Matt Johnson	DIRECTOR		
ADDRESS	CITY	STATE	ZIP CODE
375 N. Stephanie St. - Suite 1411 , USA	Henderson	NV	89014-8909

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of sections 6 to 18 of AB 146 of the 2009 session of the Nevada Legislature and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X KEVIN J KENDRICK

Signature of Officer

Title: PRESIDENT

Date: 5/26/2011 3:31:12 PM

Nevada Secretary of State Annual List Profit
Revised 8-5-09

DocameDt Number 20120356727 - 85 Filed in the office of # •,r - 4 Ross Miller Secretary of State State of Nevada Filillg Dale and Time 05/21/201212:49 PM EndtyNWllber E0320492005 - 3 From: unknown Page: 1/3 Received by. NV Secretary of State ., _. Date: 5/211201212:47:35 p 111111IHI11111111111 11111111111 ROSSMILLER Secretary of Stale 204 North Canson Street . Suite 1 Carson City, Nevada 89701 - 4520 (775) 684 - 5708 Website: www.nvsos.gov Certificate of Amendment (PURSUANT TO NRS 78.385 ANO 78.390) USE SLACK INK ONLY - DO NOT HIGHLIGHT ABOVI SPACE IS FOR OFFICE use ONLY Certificate of Amendment to Articles of Incorporation For Neyada Profit Corporations (Pursuant to NRS 78.385 and 7B.390 - After Issuance of Stock) .. 1. Name of corporation: ,Ii": ·Deep Blue, Inc. . - ? - · The articles have been amended as follows: (provide article numbers, If avaUable) Article 3 is amended as follows: THETOTALNUMBEROFSHARESTHATTHECORPORATIONSHALLBEAUTHORIZEDTO ISSL'"E IS S20,000,000 SHARES CONSISTING OF 500.000,000 SHARES OF $.001 PAR VALUE COMMON STOCK AND 20,000,000 SHARES OF PAR VALUE S.001 PREFERRED STOCK. 3. ; The vote by which the stockholders holding shares in the corporation entitling them to exercise ct Jeast a majority of the voting power, or such greater proportion of the voting power as may be required In the case of a vote by classes or series, or as may be required by the provisions of lhe rtj es of incorporaUon• have voted In favor of the amendment is: MORE THAN SO% 4. Effective date and time of filing: (optional) Date: Time: (must not be later than 90 clays after the certificate is filed) 5. Signature: (requjred) aj, . . _, any proposed amendment would aler or change any preference or any relative or other right given to any class or series of outstanding shares . then the amendment must be approved by the vole, In addition to lhe affirmative vole otherwise required, of U,e holders of shares representing a ma}orlty of the voting power of each class or sertes affected by the amendmenl regardless to h 1 rjltatlons or restrictions on the voting power thereor . \ ¥ ,PORTANT : Fallure to Include any or the above Information and submit with the proper fees may cause this fllng to be rejected . N9Yada Secrelary d Slate.Amend This form must be accompanied by app,oprlete rees. Revlad: 1 - 31 - 11 .,

23

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT AND STATE BUSINESS LICENSE APPLICATION OF:

FILE NUMBER
E0320492005-3

DEEP BLUE, INC.

NAME OF CORPORATION

FOR THE FILING PERIOD OF 5/2012 TO 5/2013

YOU MAY FILE THIS FORM ONLINE AT www.nvsos.gov

The entity's duly appointed registered agent in the State of Nevada upon whom process can be served is:

INCORP SERVICES, INC. (Commercial Registered Agent)
2360 CORPORATE CIRCLE STE 400
HENDERSON, NV 89074-7722 USA

A FORM TO CHANGE REGISTERED AGENT INFORMATION IS FOUND AT www.nvsos.gov

110101

Filed in the office of	Document Number
Ross Miller Secretary of State State of Nevada	20120364261-27
	Filing Date and Time 05/23/2012 1:34 PM
	Entity Number E0320492005-3

(This document was filed electronically.)
ABOVE SPACE IS FOR OFFICE USE ONLY

USE BLACK INK ONLY - DO NOT HIGHLIGHT

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

IMPORTANT: Read instructions before completing and returning this form

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An Officer must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the complete form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. Ordering Copies: If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A copy fee of $2.00 per page is required for each additional copy generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

CHECK ONLY IF APPLICABLE

☐ Pursuant to NRS, this corporation is exempt from the business license fee. Exemption code:

☐ Month and year your State Business License expires: 20

☐ This corporation is a publicly traded corporation. The Central Index Key number is:

☐ This publicly traded corporation is not required to have a Central Index Key number.

Section 7(2) Exemption Codes
001 - Governmental Entity
002 - 501(c) Nonprofit Entity
003 - Home-based Business
004 - Natural Person with 4 or less rental dwelling units
005 - Motion Picture Company
006 - NRS 680B.020 Insurance Co.

NAME	TITLE(S)		
MARK T GLEASON	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
5460 LAKE ROAD	TULLY	NY	13159
NAME	**TITLE(S)**		
JOSEPH C PASSALAQUA	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
106 GLENWOOD DRIVE SOUTH	LIVERPOOL	NY	13090
NAME	**TITLE(S)**		
JOSEPH C PASSALAQUA	TREASURER (OR EQUIVALENT OF)		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
106 GLENWOOD DRIVE SOUTH	LIVERPOOL	NY	13090
NAME	**TITLE(S)**		
MARK T GLEASON	DIRECTOR		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
5460 LAKE ROAD	TULLY	NY	13159

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of sections 6 to 18 of AB 146 of the 2009 session of the Nevada Legislature and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X MARK T GLEASON

Signature of Officer

Title: PRESIDENT

Date: 5/23/2012 1:33:52 PM

Nevada Secretary of State Annual List Profit
Revised 8-5-09

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT OF

DEEP BLUE, INC

E0320492005-3

NAME	TITLE(S)		
JOSEPH C PASSALAQUA	DIRECTOR		
ADDRESS	CITY	ST	ZIP
105 GLENWOOD DRIVE SOUTH	LIVERPOOL	NY	13090
NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP
NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP
NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP
NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP
NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP
NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP
NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP
NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP
NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT AND STATE BUSINESS LICENSE APPLICATION OF:

FILE NUMBER
E0320492005-3

DEEP BLUE, INC.
NAME OF CORPORATION

FOR THE FILING PERIOD OF MAY, 2013 TO MAY, 2014

YOU MAY FILE THIS FORM ONLINE AT www.nvsos.gov

110105

The entity's duly appointed registered agent in the State of Nevada upon whom process can be served is

INCORP SERVICES, INC.
2360 CORPORATE CIRCLE STE 400
HENDERSON, NV 89074-7722

A FORM TO CHANGE REGISTERED AGENT INFORMATION IS FOUND AT www.nvsos.gov

Filed in the office of	Document Number 20130223954-41
Ross Miller Secretary of State State of Nevada	Filing Date and Time 04/04/2013 11:10 AM
	Entity Number E0320492005-3

(This document was filed electronically.)
ABOVE SPACE IS FOR OFFICE USE ONLY

USE BLACK INK ONLY - DO NOT HIGHLIGHT

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

IMPORTANT: Read instructions before completing and returning this form

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An Officer must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the completed form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. Ordering Copies: If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A copy fee of $2.00 per page is required for each additional copy generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW

☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code: ☐

NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.

☐ This corporation is a publicly traded corporation. The Central Index Key number is:

☐ This publicly traded corporation is not required to have a Central Index Key number.

NRS 76.020 Exemption Codes
001 - Governmental Entity
005 - Motion Picture Company
006 - NRS 680B.020 Insurance Co.

NAME	TITLE(S)		
ROBINSON A TO	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
17150 NEWHOPE STREET SUITE 214 , USA	FOUNTAIN VALLEY	CA	92708
NAME	TITLE(S)		
ROBINSON A TO	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
17150 NEWHOPE STREET SUITE 214 , USA	FOUNTAIN VALLEY	CA	92708
NAME	TITLE(S)		
ROBINSON A TO	TREASURER (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
17150 NEWHOPE STREET SUITE 214 , USA	FOUNTAIN VALLEY	CA	92708
NAME	TITLE(S)		
ROBINSON A TO	DIRECTOR		
ADDRESS	CITY	STATE	ZIP CODE
17150 NEWHOPE STREET SUITE 214 , USA	FOUNTAIN VALLEY	CA	92708

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS Chapter 76 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

ROBINSON A TO
X
Signature of Officer

Title: PRESIDENT

Date: 4/4/2013 11:10:33 AM

Nevada Secretary of State Annual List Profit
Revised 3-9-12

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT AND STATE BUSINESS LICENSE APPLICATION OF:

FILE NUMBER

E0320492005-3

DEEP BLUE, INC.

NAME OF CORPORATION

FOR THE FILING PERIOD OF MAY, 2013 TO MAY, 2014

YOU MAY FILE THIS FORM ONLINE AT www.nvsos.gov

The entity's duly appointed registered agent in the State of Nevada upon whom process can be served is

INCORP SERVICES, INC.
2360 CORPORATE CIRCLE STE 400
HENDERSON, NV 89074-7722

A FORM TO CHANGE REGISTERED AGENT INFORMATION IS FOUND AT www.nvsos.gov

110105

Filed in the office of	Document Number 20130314023-19
Ross Miller Secretary of State State of Nevada	Filing Date and Time 05/10/2013 7:56 AM
	Entity Number E0320492005-3

(This document was filed electronically.)

ABOVE SPACE IS FOR OFFICE USE ONLY

USE BLACK INK ONLY - DO NOT HIGHLIGHT

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

***IMPORTANT:** Read instructions before completing and returning this form*

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An Officer must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the completed form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. Ordering Copies: If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A copy fee of $2.00 per page is required for each additional copy generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW

☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code: ☐

NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.

☐ This corporation is a publicly traded corporation. The Central Index Key number is:

☐ This publicly traded corporation is not required to have a Central Index Key number.

NRS 76.020 Exemption Codes
001 - Governmental Entity
005 - Motion Picture Company
006 - NRS 680B.020 Insurance Co.

NAME	TITLE(S)			
MARK T GLEASON	PRESIDENT (OR EQUIVALENT OF)			
ADDRESS	CITY		STATE	ZIP CODE
5460 LAKE ROAD, USA	TULLY		NY	13159
NAME	TITLE(S)			
JOSEPH C PASSALAQUA	SECRETARY (OR EQUIVALENT OF)			
ADDRESS	CITY		STATE	ZIP CODE
106 GLENWOOD DR S, USA	LIVERPOOL		NY	13090
NAME	TITLE(S)			
JOSEPH C PASSALAQUA	TREASURER (OR EQUIVALENT OF)			
ADDRESS	CITY		STATE	ZIP CODE
106 GLENWOOD DR S, USA	LIVERPOOL		NY	13090
NAME	TITLE(S)			
MARK T GLEASON	DIRECTOR			
ADDRESS	CITY		STATE	ZIP CODE
5460 LAKE ROAD, USA	TULLY		NY	13159

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS Chapter 76 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X JOSEPH C PASSALAQUA

Signature of Officer

Title: JOSEPH C. PASSALAQUA

Date: 5/10/2013 7:56:22 AM

Nevada Secretary of State Annual List Profit
Revised 3-9-12

NMoE TirlE(S) JOSEPH C PASSALAQUA DIRECTOR APD CITY Z!P 106 GLENY«X>D DR. S. , USA LIVERPOOL 13090 NAM TITl.E(&J crry NAlll!t ST ZIP (;11Y ST NAMli T1TLE!5) ADllf4P.S TITLEIS) crrv JT ADDRl!St l CITY Z!.P NAIi Ŷ . TIT \ ,!=ISJ CITY ZIP 111Lf411) CITY (PROFIT) ANNUAL UST OF OFFICERS, DIRECTORS AND REGISTERED AGENT Of · DEEP BUJ . INC. E03Z0492005 - 3

28

From: unknown Page: 2/4 Received by: NV Secretary of State Date: 11/7/2013 1:20:52 PM

090201

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20130733313-06
Ross Miller Secretary of State State of Nevada	Filing Date and Time 11/07/2013 1:45 PM
	Entity Number E0320492005-3

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

DEEP BLUE, INC.

2. The articles have been amended as follows: (provide article numbers, if available)

Name of Company:

The name of the Company is: BELL ROSE CAPITAL, INC.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 280,000,000 out of 412,484,515

4. Effective date and time of filing: (optional) Date: 11/7/2013 Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Amend Profit-After
Revised: 8-31-11

F!'l)m: unknown Page: 314 Received by: NV Secretary of state Date: 11lll20131:20:52 P \ • ROSSMILLER SecretmyofStata 21M North C..On Slreet. Sule 1 Carson City, Nevada 89701 - 4520 (775) 184 - 5708 Webelte: www.nvs - .gov Certificate of Change Pursuant to NRS 78.209 1111111111111111111111 UII HI1111 Document Number 20130733314 - 17 Filed in the office of , Alt. Ross Miller Secretary of State State of Nevada Filiag DIie and Tanc 11/07/2013 1:45 PM Ellliy Number E0320492005 - 3 USE BLACK INK ONLY• 00 NOT MIGHUGHr ABOVE SPACE IS ,OR ƒ ""ICE USE ONLY Certificate of Change flied Pursuant to NRS 78.209 For Nevada Profit Corporations BELL ROSE CAPITAL, INC. 1. Name of corporation: 2. The board of directors have adopted a resolution pursuant to NRS 78.209 and have ob1alned any required approval of the stcckholders. · 3. The current number of authorized shares and the par value, If any, of each class or series, if any, of sha fo t!1e chan :. _ . _ . . ... Common Stock. $0.001 par value. 500,000,000 shares authorized, and Prefemd Stock. S0.001 par value; 20,000,000 shares authorized. 4. The number of authorized share& and the par value, if any, of each class or series, if any, of shares after Iha change: Common Stock, $0.00 l par value., 500,000,000 shares authorized, and Preferred Stock. S0.001 par value; 20,000,000 shares authorized. 5. The number of shares of each affected class or sertes, if any, to be Issued after the change ln exchange · for_e h 1, ed shanp ¢ t s _c;1, or.: rt :One new Common Stock par value $0.001will be issued for every 2,062 Common Stock par value S0.001 : OU1standing. I 6. The provisions, if any, for the issuance of fractional shares. or for the paymert of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected_ ereby: Each shareholder with less than 100 shares, wm be rounded up to 100 shares. Each fractional share will rounded up to one full share. 7. Effective date and time of filing: (optional) Date: 8. Signature: (required/) ;L;,1.:! t/;C+. 11n12013 Time: (must not be later than 90 days afla' the catlftcale Is filed) Secretary Title IMPORTANT: Falura to Jndude atrt of Ute above lnbmellon end submit With Cha proper fees may cause this fling to be rejected. Thi• form must be eacompanlfld 11y app,op,t• tees.

30

(PROFIT) INITIAL/ANNUAL LIST OF OFFICERS, DIRECTORS AND STATE BUSINESS LICENSE APPLICATION OF:

ENTITY NUMBER

BELL ROSE CAPITAL, INC.
NAME OF CORPORATION

E0320492005-3

100101

FOR THE FILING PERIOD OF MAY, 2013 TO MAY, 2014

USE BLACK INK ONLY - DO NOT HIGHLIGHT

YOU MAY FILE THIS FORM ONLINE AT www.nvsilverflume.gov

Filed in the office of	Document Number 20130734406-40
	Filing Date and Time 11/08/2013 8:26 AM
Ross Miller Secretary of State State of Nevada	Entity Number E0320492005-3

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

(This document was filed electronically.)
ABOVE SPACE IS FOR OFFICE USE ONLY

IMPORTANT: *Read instructions before completing and returning this form*

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An Officer must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the completed form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. **A copy fee of $2.00 per page is required for each additional copy generated when ordering 2 or more file stamped or certified copies.** Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW

☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code: ☐

NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.

☐ This corporation is a publicly traded corporation. The Central Index Key number is:

☐ This publicly traded corporation is not required to have a Central Index Key number.

NRS 76.020 Exemption Codes
001 - Governmental Entity
005 - Motion Picture Company
006 - NRS 680B.020 Insurance Co.

NAME	TITLE(S)		
FRANK RIZZO	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
1765 VICTORY BLVD. , USA	STATEN ISLAND	NY	10314
NAME	TITLE(S)		
JOSEPH C PASSALAQUA	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
106 GLENWOOD DR. S. , USA	LIVERPOOL	NY	13090
NAME	TITLE(S)		
JOSEPH C PASSALAQUA	TREASURER (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
106 GLENWOOD DR. S. , USA	LIVERPOOL	NY	13090
NAME	TITLE(S)		
JOSEPH C PASSALAQUA	DIRECTOR		
ADDRESS	CITY	STATE	ZIP CODE
106 GLENWOOD DR. S. , USA	LIVERPOOL	NY	13090

None of the officers or directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X JOSEPH C PASSALAQUA	Title SECRETARY	Date 11/8/2013 8:26:11 AM
Signature of Officer or Other Authorized Signature		

Nevada Secretary of State List Profit
Revised 7-31-13

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT OF

BELL ROSE CAPITAL, INC. E0320492005-3

NAME	TITLE(S)		
FRANK RIZZO	DIRECTOR		
ADDRESS	CITY	ST	ZIP
1765 VICTORY BLVD. , USA	STATEN ISLAND	NY	10314
NAME	TITLE(S)		
RALPH PORRETTI	DIRECTOR		
ADDRESS	CITY	ST	ZIP
1765 VICTORY BLVD. , USA	STATEN ISLAND	NY	10314
NAME	TITLE(S)		
LORENZO DELUCA	DIRECTOR		
ADDRESS	CITY	ST	ZIP
1765 VICTORY BLVD. , USA	STATEN ISLAND	NY	10314
NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP
NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP
NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP
NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP
NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP
NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP
NAME	TITLE(S)		
ADDRESS	CITY	ST	ZIP

(PROFIT) INITIAL/ANNUAL LIST OF OFFICERS, DIRECTORS AND STATE BUSINESS LICENSE APPLICATION OF:

ENTITY NUMBER

E0320492005-3

100101

BELL ROSE CAPITAL, INC.

NAME OF CORPORATION

FOR THE FILING PERIOD OF MAY, 2014 TO MAY, 2015

USE BLACK INK ONLY - DO NOT HIGHLIGHT

YOU MAY FILE THIS FORM ONLINE AT www.nvsilverflume.gov

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

Filed in the office of	Document Number 20140359433-34
Ross Miller Secretary of State State of Nevada	Filing Date and Time 05/16/2014 8:43 AM
	Entity Number E0320492005-3

(This document was filed electronically.)

ABOVE SPACE IS FOR OFFICE USE ONLY

***IMPORTANT:** Read instructions before completing and returning this form*

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An Officer must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the completed form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A copy fee of $2.00 per page is required for each additional copy generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW

☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code: ☐

NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.

☐ This corporation is a publicly traded corporation. The Central Index Key number is:

☐ This publicly traded corporation is not required to have a Central Index Key number.

NRS 76.020 Exemption Codes

001 - Governmental Entity

005 - Motion Picture Company

006 - NRS 680B.020 Insurance Co.

NAME	TITLE(S)	CITY	STATE	ZIP CODE
FRANK RIZZO	PRESIDENT (OR EQUIVALENT OF)			
ADDRESS: 1765 VICTORY BLVD. , USA		STATEN ISLAND	NY	10314
JOSEPH C PASSALAQUA	SECRETARY (OR EQUIVALENT OF)			
ADDRESS: 106 GLENWOOD DR. S. , USA		LIVERPOOL	NY	13090
JOSEPH C PASSALAQUA	TREASURER (OR EQUIVALENT OF)			
ADDRESS: 106 GLENWOOD DR. S. , USA		LIVERPOOL	NY	13090
LORENZO DELUCA	DIRECTOR			
ADDRESS: 1765 VICTORY BLVD. , USA		STATEN ISLAND	NY	10314

None of the officers or directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X JOSEPH C PASSALAQUA	Title: SECRETARY	Date: 5/16/2014 8:43:39 AM

Signature of Officer or Other Authorized Signature

Nevada Secretary of State List Profit
Revised 7-31-13

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT OF

BELL ROSE CAPITAL, INC

E0320492005-3

NAME	TITLE(S)	ADDRESS	CITY	ST	ZIP
JOSEPH C PASSALAQUA	DIRECTOR	106 GLENWOOD DR. S. , USA	LIVERPOOL	NY	13090
RALPH PORRETTI	DIRECTOR	1765 VICTORY BLVD. , USA	STATEN ISLAND	NY	10314
FRANK RIZZO	DIRECTOR	1765 VICTORY BLVD , USA	STATEN ISLAND	NY	10314

From: 3154513964 Page: 2/5 Received by: NV Secretary of State Date: 5/19/2015 1:10:36 PM

(PROFIT) INITIAL/ANNUAL LIST OF OFFICERS, DIRECTORS AND STATE BUSINESS LICENSE APPLICATION OF:

ENTITY NUMBER
E0320492005-3

100102
"100102"

Bell Rose Capital, Inc.
NAME OF CORPORATION

FOR THE FILING PERIOD OF 5/31/2015 TO 5/31/2016

USE BLACK INK ONLY - DO NOT HIGHLIGHT

YOU MAY FILE THIS FORM ONLINE AT www.nvsilverflume.gov

Filed in the office of	Document Number 20150226798-42
Barbara K. Cegavske Secretary of State State of Nevada	Filing Date and Time 05/19/2015 12:02 PM
	Entity Number E0320492005-3

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

IMPORTANT: Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An Officer must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the completed form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. Ordering Copies: If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A copy fee of $2.00 per page is required for each additional copy generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

ABOVE SPACE IS FOR OFFICE USE ONLY

CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW

☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code: ____

NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.

☒ This corporation is a publicly traded corporation. The Central Index Key number is: 0001590929

☐ This publicly traded corporation is not required to have a Central Index Key number.

NRS 76.020 Exemption Codes
001 - Governmental Entity
005 - Motion Picture Company
006 - NRS 680B.020 Insurance Co.

NAME	TITLE(S)		
Frank Rizzo	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
1765 Victory Blvd.	Staten Island	NY	10314
NAME	TITLE(S)		
Joseph C. Passalaqua	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
106 Glenwood Dr. S.	Liverpool	NY	13090
NAME	TITLE(S)		
Joseph C. Passalaqua	TREASURER (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
106 Glenwood Dr. S.	Liverpool	NY	13090
NAME	TITLE(S)		
Frank Rizzo	DIRECTOR		
ADDRESS	CITY	STATE	ZIP CODE
1765 Victory Blvd.	Staten Island,	NY	10314

None of the officers or directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X [signature]
Signature of Officer or Other Authorized Signature

Title: Secretary

Date: 5-19-2015

Nevada Secretary of State List Profit
Revised: 1-5-15

' from: 3154513984 1 Page:3/5 Received by: NV Secretary of Slate Data: 5/19/20151:10:36 f:'M Bell Rose Capital, Inc. - Additional Directors Joseph C. Passalaqua l 06 Glenwood Dr. S. Ralph Porretti 176S Victory Blvd. Director Liverpool NY 13090 Director Staten Island NY 10314

36

From: 3154513964 Page: 4/5 Received by: NV Secretary of State Date: 5/19/2015 1:10:36 PM

* 181004 *
181004

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20150226799-53
Barbara K. Cegavske Secretary of State State of Nevada	Filing Date and Time 05/19/2015 12:02 PM
	Entity Number E0320492005-3

Statement of Change of Registered Agent by Represented Entity

(PURSUANT TO NRS 77.340)

This form may be submitted by: the Represented Entity to appoint a new Registered Agent or amend own service of process info. For more information please visit http://www.nvsos.gov/index.aspx?page=141

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Represented Entity:

Bell Rose Capital, Inc.

2. Entity File Number: E0320492005-3

3 This statement of change will have the following effect: (check only one)

[X] Appoints a new agent for service of process (complete 4a or 4b)

[ ] Updates contact information of the Represented Entity acting as own agent (complete 4c)

4 Information in effect upon the filing of this statement: (complete only one section)

a) Commercial Registered Agent:

Incorporating Services Limited, Inc. (ISL, Inc.)
Name

b) Noncommercial Registered Agent:

Name

Street Address | City | Nevada | Zip Code

Mailing Address (if different from street address) | City | Nevada | Zip Code

c) Title of Office or Other Position within Represented Entity:

Name of Title or Position

Street Address | City | Nevada | Zip Code

Mailing Address (if different from street address) | City | Nevada | Zip Code

5. Signature of Represented Entity: (required)

X [signature] 5-19-2015
Authorized Signature Date

6 Registered Agent Acceptance: (required)

I hereby accept appointment as Registered Agent for the above named Entity.

X [signature] Asst. Secty. 5/19/2015
Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity Date

FEE: $60.00

This form must be accompanied by appropriate fees.

Nevada Secretary of State Form RA Change by Entity
Revised: 1-5-15

(PROFIT) INITIAL/ANNUAL LIST OF OFFICERS, DIRECTORS AND STATE BUSINESS LICENSE APPLICATION OF:

ENTITY NUMBER

E0320492005-3

100103

BELL ROSE CAPITAL, INC.

NAME OF CORPORATION

FOR THE FILING PERIOD OF MAY, 2016 TO MAY, 2017

USE BLACK INK ONLY - DO NOT HIGHLIGHT

****YOU MAY FILE THIS FORM ONLINE AT www.nvsilverflume.gov****

Filed in the office of	Document Number
Barbara K Cegavske	20160221973-93
Barbara K. Cegavske	Filing Date and Time
Secretary of State	05/17/2016 11:48 AM
State of Nevada	Entity Number
	E0320492005-3

(This document was filed electronically.)

ABOVE SPACE IS FOR OFFICE USE ONLY

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

IMPORTANT: *Read instructions before completing and returning this form*

1. Print or type names and addresses, either residence or business, for all officers and directors A President, Secretary, Treasurer, or equivalent of and all Directors must be named There must be at least one director An Officer must sign the form *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form
3. Return the completed form with the filing fee Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations A $75 00 penalty must be added for failure to file this form by the deadline An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year
4. State business license fee is $500 00/$200 00 for Professional Corporations filed pursuant to NRS Chapter 89 Effective 2/1/2010, $100 00 must be added for failure to file form by deadline
5. Make your check payable to the Secretary of State
6. Ordering Copies: If requested above, one file stamped copy will be returned at no additional charge To receive a certified copy, enclose an additional $30.00 per certification A copy fee of $2.00 per page is required for each additional copy generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order
7. Return the completed form to Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties Failure to include annual list and business license fees will result in rejection of filing

CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW

☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee Exemption code: ☐

NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.

☐ This corporation is a publicly traded corporation. The Central Index Key number is: 0001590929

☐ This publicly traded corporation is not required to have a Central Index Key number.

NRS 76.020 Exemption Codes

001 - Governmental Entity

005 - Motion Picture Company

006 - NRS 680B.020 Insurance Co.

NAME	TITLE(S)		
FRANK RIZZO	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
1765 VICTORY BLVD. , USA	STATEN ISLAND	NY	10314
NAME	TITLE(S)		
JOSEPH C PASSALAQUA	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
106 GLENWOOD DR. S. , USA	LIVERPOOL	NY	13090
NAME	TITLE(S)		
JOSEPH C PASSALAQUA	TREASURER (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
106 GLENWOOD DR. S. , USA	LIVERPOOL	NY	13090
NAME	TITLE(S)		
LORENZO DELUCA	DIRECTOR		
ADDRESS	CITY	STATE	ZIP CODE
1765 VICTORY BLVD. , USA	STATEN ISLAND	NY	10314

None of the officers or directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X JOSEPH C PASSALAQUA | Title: SECRETARY | Date: 5/17/2016 11:48:30 AM

Signature of Officer or Other Authorized Signature

Nevada Secretary of State List Profit
Revised 7-1-15

(PROFIT) INITIAL/ANNUAL LIST OF OFFICERS AND DIRECTORS OF:

BELL ROSE CAPITAL, INC

ENTITY NUMBER
E0320492005-3

NAME	TITLE(S)	STATE	ZIP CODE
JOSEPH C PASSALAQUA	DIRECTOR		
ADDRESS: 106 GLENWOOD DR S. , USA	CITY: LIVERPOOL	NY	13090
RALPH PORRETTI	DIRECTOR		
ADDRESS: 1765 VICTORY BLVD. , USA	CITY: STATEN ISLAND	NY	10314
FRANK RIZZO	DIRECTOR		
ADDRESS: 1765 VICTORY BLVD. , USA	CITY: STATEN ISLAND	NY	10314
NAME	TITLE(S)		
ADDRESS	CITY	STATE	ZIP CODE
NAME	TITLE(S)		
ADDRESS	CITY	STATE	ZIP CODE
NAME	TITLE(S)		
ADDRESS	CITY	STATE	ZIP CODE
NAME	TITLE(S)		
ADDRESS	CITY	STATE	ZIP CODE
NAME	TITLE(S)		
ADDRESS	CITY	STATE	ZIP CODE
NAME	TITLE(S)		
ADDRESS	CITY	STATE	ZIP CODE
NAME	TITLE(S)		
ADDRESS	CITY	STATE	ZIP CODE

Nevada Secretary of State List Profit AP
Revised 3-28-14

(PROFIT) INITIAL/ANNUAL LIST OF OFFICERS, DIRECTORS AND STATE BUSINESS LICENSE APPLICATION OF:

ENTITY NUMBER

E0320492005-3

BELL ROSE CAPITAL, INC.

NAME OF CORPORATION

FOR THE FILING PERIOD OF MAY, 2017 TO MAY, 2018

100103

USE BLACK INK ONLY - DO NOT HIGHLIGHT

YOU MAY FILE THIS FORM ONLINE AT www.nvsilverflume.gov

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

Filed in the office of	Document Number 20170228806-36
Barbara K. Cegavske Secretary of State State of Nevada	Filing Date and Time 05/26/2017 11:22 AM
	Entity Number E0320492005-3

(This document was filed electronically.)

ABOVE SPACE IS FOR OFFICE USE ONLY

IMPORTANT: *Read instructions before completing and returning this form.*

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An Officer must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form
3. Return the completed form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $500.00/$200.00 for Professional Corporations filed pursuant to NRS Chapter 89. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline
5. Make your check payable to the Secretary of State.
6. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A copy fee of $2.00 per page is required for each additional copy generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW

☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code: ☐

NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.

☐ This corporation is a publicly traded corporation. The Central Index Key number is: 0001159092

☐ This publicly traded corporation is not required to have a Central Index Key number.

NRS 76.020 Exemption Codes

001 - Governmental Entity

005 - Motion Picture Company

006 - NRS 680B.020 Insurance Co.

NAME	TITLE(S)	CITY	STATE	ZIP CODE
MICHAEL B CAO	PRESIDENT (OR EQUIVALENT OF)			
ADDRESS: 321 WEST WINNIE LANE #104		CARSON CITY	NV	89703
MICHAEL B CAO	SECRETARY (OR EQUIVALENT OF)			
ADDRESS: 321 WEST WINNIE LANE #104		CARSON CITY	NV	89703
MICHAEL B CAO	TREASURER (OR EQUIVALENT OF)			
ADDRESS: 321 WEST WINNIE LANE #104		CARSON CITY	NV	89703
UMARKHON TOKHTABAEV	DIRECTOR			
ADDRESS: 321 WEST WINNIE LANE #104		CARSON CITY	NV	89703

None of the officers or directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X MICHAEL B CAO

Signature of Officer or Other Authorized Signature

Title: PRESIDENT

Date: 5/26/2017 11:22:38 AM

Nevada Secretary of State List Profit
Revised: 7-1-15

(PROFIT) INITIAL/ANNUAL LIST OF OFFICERS AND DIRECTORS OF:

BELL ROSE CAPITAL, INC.

ENTITY NUMBER
E0320492005-3

NAME	TITLE(S)		
RICHARD CHIANG	DIRECTOR		
ADDRESS	CITY	STATE	ZIP CODE
321 WEST WINNIE LANE #104	CARSON CITY	NV	89703
NAME	TITLE(S)		
ADDRESS	CITY	STATE	ZIP CODE
NAME	TITLE(S)		
ADDRESS	CITY	STATE	ZIP CODE
NAME	TITLE(S)		
ADDRESS	CITY	STATE	ZIP CODE
NAME	TITLE(S)		
ADDRESS	CITY	STATE	ZIP CODE
NAME	TITLE(S)		
ADDRESS	CITY	STATE	ZIP CODE
NAME	TITLE(S)		
ADDRESS	CITY	STATE	ZIP CODE
NAME	TITLE(S)		
ADDRESS	CITY	STATE	ZIP CODE
NAME	TITLE(S)		
ADDRESS	CITY	STATE	ZIP CODE
NAME	TITLE(S)		
ADDRESS	CITY	STATE	ZIP CODE

Nevada Secretary of State List Profit AP
Revised: 3-28-14

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

090303

Filed in the office of	Document Number
Barbara K. Cegavske	20170426401-47
Secretary of State	Filing Date and Time
State of Nevada	10/05/2017 8:11 AM
	Entity Number
	E0320492005-3

Certificate of Change Pursuant to NRS 78.209

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Change filed Pursuant to NRS 78.209 For Nevada Profit Corporations

1. Name of corporation:

Bell Rose Capital, Inc.

2. The board of directors have adopted a resolution pursuant to NRS 78.209 and have obtained any required approval of the stockholders.

3. The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change:

20,000,000 shares of Preferred Stock with a par value of $.001 per share; 500,000,000 shares of Common Stock with a par value of $.001 per share.

4. The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:

20,000,000 shares of Preferred Stock with a par value of $.001 per share; 500,000,000 shares of Common Stock with a par value of $.001 per share.

5. The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:

One (1) share of common stock after the change will be issued in exchange for every One Hundred (100) shares of common stock held by each record holder.

6. The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:

Any fractional share of common stock that would otherwise result from the change will be rounded up to the nearest whole share of common stock.

7. Effective date and time of filing: (optional) Date: 10/10/2017 Time: 12:01 A.M. EST

(must not be later than 90 days after the certificate is filed)

8. Signature: (required)

X [signature]

Signature of Officer

President, CEO

Title

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Stock Split
Revised: 1-5-15

Document Number 20170439425 - 97 Filed in the otTicc or 4 ,, ,, .I. Fding Date and Time 10/1612017 2:48 PM Barban K. Cegovskc Secretary orState State ofNcvoda Entity Number E0320492005 - 3 11111111111111111111111111111IUI • BARBARA K. CEGAVSKE SIIC19tary of Stale 202 North Cnon Shel car.on City, Nevada 11701 - 4201 (775)R4 - S'IOI W.balte: www.nvso1.gov Certificate of Designation (PURSUANT TO NRS 78.1965) UII! BLACK NCONI.Y • DO NOT HIGNLIGHT A110V1! PACI II FOR OFl'1CI UII!ONLY Certificate of Designation For Nevada Profit Corporations (Pursuant to NRS 78.1955) 1. Name of corporaUon: Bell Roso Capital. Inc. 2. By resolution of the board of directors pursuant to a provision In the articles of Incorporation this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative hts of the following l ss r seri8_!1 !!f t _ ... . By Resolution of the Board ofDirectors pursuant to a provision within the Articles of Incorporation. this :certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions, and relative rights of the following class or series of stock. Series A Preferred Stock The Board of Directors has designated ten million (10,000,000) shares of Series A Preferred Stock, par value S0.001, each share of Series A Preferred Stock has a voting right of 100 to I, voting together with the Common Stock as a single class. Every one (I) share of Series A Preferred Stock bas voting power of I00 common shares. Additionally, each share of Series A Preferred Stock is convertible into one (I) share of Common Stock. 3. Effective date of flllng: (optional) (mu11 nol be later than 90 days after the oertlllcall It filed) 4. Signature: (required) .,,,,. tom, muat be aaaompMJled by app,op,1.. ,..., IMPORTANT: Fallure lo Include any ol lhe above Wonn Ŷ tlon and •ubmll with tile pn,p• feel may C Ŷ UH 1h11 fillng lo be ,eJected. Nevada ---- ,111111N81DC1c Dalgnlllon RNNll:1+11

43

C&RTIPICATI OF DESIGNATION OP SERIES A PREFERRED STOCK OF BELL ROSI! CAPITAL INC. The below - signed officers of the Company herein certify BS follows: WH!REAS, the BoaRI of Directors of the Corporation, pursuant to the euthorlly expressly vested In It BS aforesaid, hes adopted the following resolutions creeling • Sefles A Issue of Preferred Stock, none of which ere presently Issued and outstanding: R!SOLVID, that the Corporation II hereby eulhorlzed to create I series of preferred stock. hereby designated es the Serfas A Preferred Stock, which shall have the voting powers, deslgnetlonS, preferences end retatlve perUdpellng, optional or other rights. If any, or the quallffcltlons. llmltatlons, or restrictions, set forth In such Artfdes of lncorporallon and In addition thereto. those folowtng: {1) DESIGNATION. The Pntfemtd Stock subject hereof shell be designated Serles A Pref8ff8d Stock rs.r1es A Preferred,. No other shares of Preferred Stock shell be designated es Serles A Preferred Stock. (b) CONVERSION. The series A Preferred Stock hu one shire to one common share conversion right so that each one share of Sertes A Preferred Stock may be converted Into one shire of common stock of the Corporallon. (c) VOTING. (I) Each share of series A Preferred Stoc:k shell entitle Its holder to one hundred votes (100), voting together with the Common Stock es a single class. (d) NOIMPAIRMENT. The Corporation wlll not. by amendment of lb Artldes ofIncorporation, or through any reorganlzltlon, transfer of assets. consolldatlon,merger, dlssotullon. Issue or sale ofsecurities or any other voluntery ectlon, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but wDI et all times In good faith ISlfst In the cenylng out ell the provlstons of this Certlftcate In the teklng of all such action 111 may be necessa,y or appropriate In order to protect the conversion rights of the holders or the Serles A Preferred Stock against Impairment. (e) LIQUIDATION RIGHTS . In the event of eny VOiuntary o r Involuntary ltquldetlon, dlssalutlon o r winding up of the Corporation . the Serles A Preferred Stock shall have e llquldeUon preference to the common stock In the amount of par value per shire . (f) OTHER RESTRICTIONS. There lhaU be no conditions, or restrictions upon the creation of Indebtedness of the Corporation, or any subsidiary. or upon the creation or any other series of preferred stock with any other preferences. (g) STATED VALUE. The shares of Serles A Preferred Stock shal haw I steted value of $0.01per share. (h) OTHER PREFERENCES. The shares of the Serles A Preferred Stock shall have no other preferences. rights. restrictions, or quallftcatlons, except as otherwise provided by law or the Artldes oflncorporatlon of the Corporellon. FURTHER RESOLVED. that the statements contained In the foregoing resolutlon creating and deslgnedng the said Serles A Preferred Stock and fbdng the number, powers, p...,_,.nces end ralatlve. opllonal. parddplltlng, end Olher spedll rights and the qullllncatlons, Umltallonl. restrictions. end Olher Bell Rose CepltaL Inc. 650 Cellfomla Street, - ,. Floor, Sen Frandsc:o. CA 94108

44

distinguishing cheracterlstlcs thereof shall, upon the effec:tfve date of said series, be deemed to be Included In end be e pert of the Artldes of Incorporation of the Corporation. The undersigned. representing the unanimous written consent oftha Director of the Company, does certify, under penlky of perjury, that the foregoing statements era accurate. So ltlestad this 16th dey of October, 2017, In Sen Francisco, Cellfomla: Ball Rose Cepltet. Inc. 650 Cellfomll Street. 'f' Floor, Sen Francisco. CA 94108

45

s£CRBT ARY OF STATE J> '!vt - ' - 1 J - e OF Nf.. CERTIFICATE OF EXISTENCE (INCLUDING AMENDMENTS) I, Barbara K. Cegavske, the duly elected and qualified Nevada Secretary of State, do hereby certify that I am, by the laws of said State, the custodian of the records relating to filings by corporations, non - profit corporations, corporation soles, limited - liability companies, limited partnerships, limited - liability partnerships and business trusts pursuant to Title 7 of the Nevada Revised Statutes which are either presently in a status of good standing or were in good standing for a time period subsequent of 1976 and am the proper officer to execute this certificate. I further certify, that the following is a list of all organizational documents on file in this office for BELL ROSE CAPITAL, INC. Artides of Incorporation for DEEP BLUE, INC. filed May 16, 2005. Certificate of Amendment to Articles of Incorporation filed February 16, 2006. Articles of Merger filed February 24, 2006. Certificate of Amendment to Articles of Incorporation filed May 21, 2012. Certificate of Amendment to Articles of Incorporation changing name to BELL ROSE cAPITAL, INC. filed November 7, 2013. Certificate of Change Pursuant to NRS 78.209 filed November 7, 2013. Certificate of Change Pursuant to NRS 78.209 filed October 5, 2017. Certificate of Designation flied October 16, 2017.

46

s£CRETARY OF STATE s,'t - ' - '1 J - e OF "NE" t - : I further certify that the records of the Nevada Secretary of State, at the date of this certificate, evidence, BELL ROSE CAPITAL, INC., as a corporation duly organized under the laws of Nevada and existing under and by virtue of the laws of the State of Nevada since May 16, 2005, and is in good standing in this state. Certified By: Christine Rakow Certificate Number; C20180405 - 0850 IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on April 6, 2018. K - Barbara K. Cegavske Secretary of State

47

STATE OF WYOMING Office of the Secretary of State I, EDWARD A. BUCHANAN, Secretary of State of the State of Wyoming, do hereby certify that Bellrose Capital, Inc. a business entity originally organized under the laws of Nevada on May 16 , 2005 , did on April 20 , 2018 apply for a Certificate of Domestication and filed Articles of Domestication in the office of the Secretary of State of Wyoming . I have affixed hereto the Great Seal of the State of Wyoming and duly executed this official certificate at Cheyenne, Wyoming on this 20th day of April, 2018 By: L J - or - dy - n - G " ra - y Filed Date: 04/20/2018

48